UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23909

Eagle Point Enhanced Income Trust

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Enhanced Income Trust

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle

Alexander C. Karampatsos
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Item 1.	Report to Stockholders

The Annual Report to shareholders of Eagle Point Enhanced Income Trust (the “Company”) for the year ended September 30, 2024 is filed herewith.

EAGLE POINT
ENHANCED

2024 ANNUAL REPORT
EAGLE POINT ENHANCED INCOME TRUST

Eagle Point Enhanced Income Trust

Annual Report – September 30, 2024

Management Discussion of Fund Performance

November 26, 2024

Dear Shareholders:

We are pleased to provide you with the enclosed report of Eagle Point Enhanced Income Trust (“we,” “us,” “our,” the “Fund,” or the “Trust”) for its fiscal year ended September 30, 2024.

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), operates as an interval fund and is advised by Eagle Point Enhanced Income Management LLC (the “Adviser”). The Fund, organized as a Delaware statutory trust, offers its common shares of beneficial interest (“Shares”) to investors on a continuous basis at the Fund’s net asset value (“NAV”) per share plus any applicable sales charges. The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. We seek to achieve these investment objectives by investing in a broad range of income-oriented assets, including Portfolio Debt Securities,1 Strategic Credit2 investments, and equity and junior debt tranches of collateralized loan obligations, or “CLOs”.

The Fund is externally managed by Eagle Point Enhanced Income Management LLC, an affiliate of Eagle Point Credit Management LLC (collectively with the Adviser and certain other affiliates, “Eagle Point”). Eagle Point has significant experience in investing across niche and income-oriented securities and, as of September 30, 2024, Eagle Point had over $10 billion of total assets under management (including undrawn capital commitments). The Fund was formed by the Adviser in order to provide investors with access to institutional credit investment strategies in a continuously offered, SEC-registered and non-traded format.

During the period from the Fund’s inception through September 30, 2024, we:

●	Constructed the Fund’s investment portfolio to generate attractive risk-adjusted returns. As of September 30, 2024, we held 48 unique investments, of which 49% represented Strategic Credit investments, 27% represented CLO investments and 24% represented Portfolio Debt Securities. Importantly, nearly all of the Fund’s investments were also co-investments made by other Eagle Point managed funds and accounts.

●	Generated a 12% net investment income yield on equity, which exceeded distributions paid during the period by 34%.

●	Achieved a total return of 13.9%[3] (from October 13, 2023, the date of the Fund’s registration under the 1940 Act, to September 30, 2024), before any applicable sales charge, through a combination of investment income and capital appreciation.

●	Made aggregate distributions to shareholders of $0.965 per share, resulting in a 9.7% annualized distribution rate based on the Fund’s initial NAV per share of $10.00.

●	Increased the Fund’s NAV per share from $10.02 as of October 13, 2023 (the date of the Fund’s registration under the 1940 Act), to $10.38 as of September 30, 2024.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 5 for endnotes.

Market Commentary

As of September 30, 2024, the market responded well to the Fed’s 50 basis point rate cut, which we see as a constructive move to help the economy maintain the steady growth glide path we’ve anticipated for a post-high inflation economy. In our view, certain specialized areas of private credit offer compelling premiums in such an environment, allowing us to deploy capital by utilizing our sourcing and origination capabilities across our core competencies.

We continue to see the financial resilience of broadly syndicated loan (“BSL”) issuers, helping to offset the effects of rising rates. Currently, defaults remain historically low, as the trailing 12-month senior secured loan default rate fell to 0.80% from December 2023’s 1.53%, and well below the long-term average of 2.63%.4

CLO AAA net issuance is projected to remain low until Q2 2025. This was driven by calls of older CLOs and other market trends. We believe this should lead to further tightening of AAA spreads, helping keep the arbitrage for our CLO equity investments in balance even as loan spreads continue to remain tight in the face of a supply/demand imbalance.

Capital remains scarce for non-bank originators, and we believe this will allow us to increase our allocations to well-structured investments in the asset-backed space. Additionally, an increasing number of banks across multiple jurisdictions continue to embrace regulatory capital relief (“RCR”) strategies to manage their capital and risk constraints while continuing to strengthen their client relationships. This dynamic could allow us to see more opportunities for the Fund to invest in RCR transactions.

During the year ended September 30, 2024, the Fund targeted high income generating investments with short interest rate durations. We believe these investments have the potential to outperform and be more insulated from potential volatility if rates remain higher than the market currently anticipates. We added a number of new attractive investments to the Fund’s portfolio and remain focused on increasing our exposure to Portfolio Debt Securities, while maintaining our underweight exposure to CLO debt. In CLO equity, we continued to be active in the primary market. Due to the continued tightening in CLO AAA spreads, we found new issue CLO equity to be increasingly attractive and believe it will remain attractive. Within Strategic Credit, we evaluated many RCR opportunities and selectively made a number of investments. We believe RCR has proven resilient across economic cycles, demonstrating the potential to be a low volatility / high income investment through periods of market stress. The Fund’s Strategic Credit activity remains focused on identifying unique opportunities where in many cases banks are constrained from lending.

We believe the Fund is well positioned to generate attractive risk-adjusted returns, particularly compared to other competitive areas of the credit market.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 5 for endnotes.

* * * * *

Management remains keenly focused on continuing to create value for our shareholders. We appreciate the trust and confidence our shareholders have placed in the Fund.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist shareholders in understanding the Fund’s performance for the period ended September 30, 2024. The views and opinions in this letter were current as of November 26, 2024. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 5 for endnotes.

Notes

[1]	The Adviser defines “Portfolio Debt Securities” primarily as debt and preferred equity securities or instruments (including debt and preferred securities which are convertible into common equity) issued by funds and investment vehicles, such as BDCs, registered closed-end investment companies, unregistered private funds, REITs and sponsors of such vehicles, to finance a portion of their underlying investment portfolios.
[2]	The Adviser defines “Strategic Credit” investments as a broad range of credit-related investments that the Adviser believes present attractive risk-adjusted yields or returns under the current market conditions. Such investments may include, among other credit-related securities and instruments, (i) high yield, investment grade and distressed corporate bonds, (ii) corporate loans (including, without limitation, senior secured loans, mezzanine loans, revolving loans, delayed draw loans, distressed loans, and debtor-in-possession (“DIP”) financings), (iii) common stock and other securities or instruments issued by funds and other investment vehicles, (iv) credit-related exchange-traded funds, (v) credit default swaps and other credit derivatives, (vi) commodity-related investments, (vii) securities issued by asset-backed and similar securitization vehicles (including, without limitation, collateralized bond obligations, mortgage-backed securitizations, credit-linked notes, and small business loan pool certificates), (viii) regulatory capital relief investments (including, without limitation, Regulatory Capital Relief (or “RCR”)), (ix) convertible debt (including contingent convertible securities), preferred equity, warrants, and rights, and (x) derivative instruments on any of the foregoing.
[3]	Total return is calculated based on a change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan. Total return does not include upfront sales charges. Performance reflects certain expense limitation and fee waiver arrangements in effect during the periods shown. Absent these arrangements, the Fund’s performance would have been lower. Past performance is not indicative of, or a guarantee of, future performance.
[4]	Source: Pitchbook LCD. As of September 30, 2024.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Enhanced Income Trust

This report is transmitted to the shareholders of Eagle Point Enhanced Income Trust (“we,” “us,” “our,” the “Fund” or the “Trust”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Enhanced Income Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerances before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2024. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

To provide some liquidity to shareholders, the Fund will conduct quarterly repurchase offers for a limited amount of the Fund’s shares (at least 5%). The offer to purchase between 5% and 25% of shares outstanding at net asset value on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded, and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third party sources and reports (including reports of third-party custodians, CLO managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Performance Data1

The following graph shows the performance of a $10,000 investment in the Fund’s shares and the Barclay Multi Strategy Index for the period from October 13, 2023 (the date of the Fund’s registration under the 1940 Act) through September 30, 2024. The performance calculation assumes the purchase of the Fund’s shares at the offering price at the beginning of the period (i.e., at the initial net asset value per share and assuming the maximum sales charge of 6.75%) and the repurchase of those shares at net asset value at the end of the period shown. Distributions are assumed, for purposes of this calculation, to be reinvested at the prices obtained under the Fund’s distribution reinvestment plan. Performance reflects applicable fee waivers and/or expense limitations in effect, if any, during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. For comparative purposes, the performance of a relevant third-party securities market index, the Barclay Multi Strategy Index, is shown.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

Value of $10,000 Invested
$11,000
$10,500
$10,000
$9,500
$9,000
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Barclay Multi Strategy Index
Eagle Point Enhanced Income Trust (with sales load)

Cumulative Total Returns Since Registration
Eagle Point Enhanced Income Trust (without sales load)	13.86%
Eagle Point Enhanced Income Trust (with sales load) [2]	6.17%
Barclay Multi Strategy Index	7.67%

Please see footnote disclosure on Page 11.

Summary of Certain Unaudited Portfolio Characteristics

The summary of portfolio characteristics reflected below is as of September 30, 2024:

Asset Type by Fair Value (as of 9/30/2024)
Asset Type	Fair Value (in millions)	% of Net Assets
Regulatory Capital Relief Securities	$22.5	39.54%
CLO Equity	$12.7	22.40%
Asset Backed Securities	$7.2	12.67%
Corporate Bonds	$3.8	6.76%
Term Loans	$3.8	6.73%
Loan Accumulation Facilities	$1.3	2.26%
Preferred Stock	$1.3	2.22%
CLO Debt	$1.2	2.10%
CFO Debt	$0.6	1.05%
CFO Equity	$0.5	0.95%
Warrants	$0.2	0.27%
Limited Partnership Interest	$0.2	0.26%
Common Stock	$0.0	0.00%
Total	$55.3	97.21%

Top Ten Investments by Fair Value (as of 9/30/2024)
Investment	Description	Asset Type	Fair Value (in millions)	% of Net Assets
Cork Harmony Consumer Loans	Mezzanine Loan, DD	Asset Backed Securities	$7.2	12.67%
LOFT 2022-1	Class C Notes	Regulatory Capital Relief Securities	$2.5	4.44%
FCT Noria 2023	Class G Notes	Regulatory Capital Relief Securities	$2.4	4.16%
Ares LXIX CLO Ltd.	Income Note	CLO Equity	$2.3	4.13%
Manitoulin USD Ltd.	Class E Notes	Regulatory Capital Relief Securities	$2.3	3.96%
BNP Paribas	Notes	Regulatory Capital Relief Securities	$2.2	3.92%
Pomona Finance Limited	Credit Linked Note	Regulatory Capital Relief Securities	$2.1	3.65%
Ready Term Holdings, LLC	Term Loan, DD	Term Loans	$1.8	3.21%
BNP Paribas	Credit Linked Note	Regulatory Capital Relief Securities	$1.8	3.16%
Carlyle US CLO 2021-10, Ltd.	Subordinated Note	CLO Equity	$1.7	3.04%
Total			$26.3	46.34%

Notes

[1]	The index shown herein has not been selected to represent a benchmark for a strategy’s performance, but is instead disclosed to allow for comparison of the Fund’s returns to that of a known, recognized and/or similar index. Barclay Multi Strategy Index return amounts are calculated with reported data as of November 18, 2024. October 2023 returns included in performance data is for the full month of October 2023, as intra month returns are not available. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The Barclay Multi Strategy Index is intended to measure the performance of a composite of multi-strategy funds which are characterized by their ability to dynamically allocate capital among strategies falling within several traditional hedge fund disciplines. The use of many strategies, and the ability to reallocate capital between them in response to market opportunities, means that such funds are not easily assigned to any traditional category. The Barclay Multi Strategy Index is recalculated and updated in real-time as soon as the monthly returns for the underlying funds are recorded. Only funds that provide net returns are included in the index calculation.
[2]	Calculated based on a maximum sales charge of 6.75%.

Consolidated Financial Statements for the period from October 1, 2023 to September 30, 2024 (Audited)

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of September 30, 2024

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $54,836,721) (1)	$55,301,705
Cash and cash equivalents (inclusive of restricted cash of $1,170,000)	6,026,240
Interest receivable	1,370,845
Deferred offering costs	419,103
Unrealized appreciation on forward currency contracts	26,309
Prepaid expenses	23,465
Excise tax refund receivable	3,964
Total Assets	63,171,631

LIABILITIES
Borrowings under credit facility (less unamortized deferred financing costs of $245,360 (Note 7))	4,754,640
Distribution payable	520,502
Unrealized depreciation on forward currency contracts	440,874
Professional fees payable	299,896
Transfer agent fees payable	107,966
Trustees' fees payable	85,200
Interest expense payable	49,860
Administration fees payable	23,928
Other expenses payable	24,526
Total Liabilities	6,307,392

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to common shares, unlimited shares authorized, 5,478,983 shares issued and outstanding	$56,864,239

NET ASSETS consist of:
Paid-in capital (Note 6)	$54,848,146
Aggregate distributable earnings (losses)	2,016,093
Total Net Assets	$56,864,239

Shares issued and outstanding	5,478,983

Net asset value per share	$10.38

(1) Includes $1,553,047 of affiliated investments at fair value (cost $1,553,328).  See Note 5 "Related Party Transactions" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

Issuer ⁽¹⁾	Investment Description	Acquistion Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at Fair Value ⁽⁴⁾ ⁽¹⁷⁾
Asset Backed Securities ⁽⁵⁾
Structured Finance
Germany
Cork Harmony Consumer Loans DAC	Mezzanine Loan, Delayed Draw, 12.44% (1M EURIBOR + 9.00%, due 07/15/2027) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾ ⁽¹⁰⁾	10/1/2023	$6,428,571	$6,942,472	$7,206,203	12.67%
Total Asset Backed Securities				6,942,472	7,206,203	12.67%

CFO Debt ⁽⁵⁾
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	10/1/2023	398,429	397,786	409,769	0.72%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾	10/1/2023	182,440	182,073	188,243	0.33%
Total CFO Debt				579,859	598,012	1.05%

CFO Equity ⁽⁵⁾ ⁽¹¹⁾
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, due 07/12/2038) ⁽⁸⁾ ⁽¹⁰⁾	10/1/2023	415,896	425,875	541,220	0.95%
Total CFO Equity				425,875	541,220	0.95%

CLO Debt ⁽⁵⁾
Structured Finance
United States
KKR CLO 16 Ltd.	Secured Note - Class D-R2, 12.65% (3M SOFR + 7.37%, due 10/20/2034) ⁽⁹⁾	10/1/2023	1,200,000	1,110,667	1,193,760	2.10%
Total CLO Debt				1,110,667	1,193,760	2.10%

CLO Equity ⁽⁵⁾ ⁽¹¹⁾
Structured Finance
United States
Ares LXV CLO Ltd.	Subordinated Note (effective yield 19.30%, maturity 07/25/2034) ⁽⁸⁾	4/16/2024	1,075,000	724,222	770,150	1.35%
Ares LXIX CLO Ltd.	Income Note (effective yield 23.19%, maturity 04/15/2037) ⁽⁸⁾ ⁽¹³⁾	1/31/2024	2,625,000	1,891,995	2,348,917	4.13%
Carlyle US CLO 2021-10, Ltd.	Subordinated Note (effective yield 14.40%, maturity 10/20/2034) ⁽⁸⁾	10/1/2023	3,375,000	2,123,091	1,731,006	3.04%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 16.50%, maturity 04/20/2035) ⁽⁸⁾	10/1/2023	2,225,000	1,542,216	1,353,399	2.38%
Clover CLO 2019-1 Ltd.	Subordinated Note (effective yield 16.65%, maturity 04/18/2035) ⁽⁸⁾	2/15/2024	600,000	422,071	424,467	0.75%
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 15.73%, maturity 02/20/2035) ⁽⁸⁾	4/9/2024	1,500,000	857,913	705,498	1.24%
Generate CLO 3 Ltd.	Subordinated Note (effective yield 14.48%, maturity 10/20/2036) ⁽⁸⁾	4/23/2024	1,824,000	1,036,592	883,664	1.55%
KKR CLO 37 Ltd.	Subordinated Note (effective yield 17.49%, maturity 01/20/2035) ⁽⁸⁾	4/16/2024	1,525,000	1,078,096	940,781	1.65%
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 13.64%, maturity 07/20/2036) ⁽⁸⁾	2/21/2024	2,100,000	1,303,604	1,412,552	2.48%
Octagon Investment Partners 49, Ltd.	Subordinated Note (effective yield 17.13%, maturity 04/15/2037) ⁽⁸⁾	3/25/2024	1,300,000	693,011	613,257	1.08%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 17.55%, maturity 07/20/2035) ⁽⁸⁾	10/1/2023	2,250,000	1,423,567	987,022	1.74%
Total United States				13,096,378	12,170,713	21.39%
European Union - Various
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 14.23%, maturity 01/20/2033) ⁽⁷⁾ ⁽⁸⁾	4/23/2024	625,000	547,948	576,091	1.01%
Total CLO Equity				13,644,326	12,746,804	22.40%

Common Stock ⁽⁵⁾
Financial Services
United States
Delta Financial Holdings LLC	Common Units ⁽⁸⁾ ⁽¹²⁾ ⁽¹⁵⁾	10/1/2023	0	115	115	0.00%
Delta Leasing SPV III, LLC	Common Equity ⁽⁸⁾ ⁽¹²⁾ ⁽¹⁵⁾	10/1/2023	4	2	2	0.00%
Total Common Stock				117	117	0.00%

Corporate Bonds ⁽⁵⁾
Financial Services
Singapore
FinAccel Pte Ltd	C Notes, 15.00% + 5% PIK (due 06/30/2026) ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁶⁾	10/1/2023	1,491,335	1,531,714	1,524,144	2.68%
FinAccel Pte Ltd	Convertible Notes, 9.00% PIK (due 03/11/2025) ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁶⁾	10/1/2023	817,671	806,578	816,853	1.44%
Total Singapore				2,338,292	2,340,997	4.12%
United States
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 9% + 4% PIK (due 07/18/2030) ⁽⁶⁾ ⁽⁸⁾ ⁽¹⁰⁾ ⁽¹⁵⁾ ⁽¹⁶⁾	10/1/2023	1,502,335	1,502,611	1,502,335	2.64%
Total Corporate Bonds				3,840,903	3,843,332	6.76%

Limited Partnership Interest ⁽⁵⁾
Financial Services
United States
ASPF Oceanus Co-Invest (Cayman), L.P.	Limited Partnership Interest (effective yield 14.00%, due 01/05/2029) ⁽⁸⁾ ⁽¹⁰⁾ ⁽¹¹⁾	1/30/2024	158,684	158,684	150,471	0.26%
Total Limited Partnership Interest				158,684	150,471	0.26%

Loan Accumulation Facilities ⁽⁵⁾ ⁽¹⁴⁾
Structured Finance
United States
Steamboat XLVIII Ltd.	Loan Accumulation Facility ⁽⁸⁾	4/8/2024	1,279,750	1,279,750	1,287,757	2.26%
Total Loan Accumulation Facilities				1,279,750	1,287,757	2.26%

Preferred Stock
Financial Services
United States
Arbor Realty Trust Inc	Preferred Shares, 6.25% (perpetual) ⁽⁶⁾	4/10/2024	51,401	981,097	1,000,263	1.76%
Granite Point Mortgage Trust Inc	Preferred Shares, 7.00% (perpetual) ⁽⁶⁾	4/9/2024	11,742	200,902	209,008	0.37%
Delta Financial Holdings LLC	Preferred Units ⁽⁵⁾ ⁽⁸⁾ ⁽¹²⁾ ⁽¹⁵⁾	10/1/2023	51	50,600	50,595	0.09%
Total Preferred Stock				1,232,599	1,259,866	2.22%

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

 (expressed in U.S. dollars)

Issuer ⁽¹⁾	Investment Description	Acquistion Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Regulatory Capital Relief Securities ⁽⁵⁾
Banking
Europe - Various
Banco Santander S.A.	Credit Linked Notes, 12.55% (3M EURIBOR + 9.00%, due 06/20/2030) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	3/8/2024	$600,000	$656,190	$667,891	1.17%
France
BNP Paribas	Notes, 08.76% (3M EURIBOR + 8.00%, due 09/26/2031) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	9/18/2024	2,000,000	2,221,309	2,226,304	3.92%
BNP Paribas	Credit Linked Note, 13.21% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	10/1/2023	1,610,968	1,703,196	1,795,224	3.16%
FCT Noria 2023	Class G Notes, 15.89% (1M EURIBOR + 12.50%, due 10/24/2040) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	10/1/2023	2,100,000	2,226,382	2,364,513	4.16%
Total France				6,150,887	6,386,041	11.24%
Jersey
Pomona Finance Limited	Credit Linked Note, 18.89% (ESTR + 15.00%, due 09/29/2033) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	10/1/2023	1,866,500	1,973,357	2,077,698	3.65%
Spain
Autonoria Spain 2023 FT	Class G Notes, 13.89% (1M EURIBOR + 10.50%, due 09/30/2041) ⁽⁷⁾ ⁽⁸⁾ ⁽⁹⁾	10/1/2023	874,102	924,145	990,002	1.74%
United States
BNP Paribas	Credit Linked Notes, 13.35% (CD SOFR + 8.00%, due 04/12/2031) ⁽⁸⁾ ⁽⁹⁾	3/15/2024	1,666,928	1,666,928	1,666,982	2.93%
Granville USD Ltd	Class E2 Notes, 15.12% (CD SOFR + 9.75%, due 07/31/2031) ⁽⁸⁾ ⁽⁹⁾	10/1/2023	1,700,000	1,701,797	1,719,673	3.02%
LOFT 2022-1	Class C Notes, 24.37% (CD SOFR + 19.00%, due 02/28/2032) ⁽⁸⁾ ⁽⁹⁾	10/1/2023	2,215,000	2,248,530	2,523,996	4.44%
Manitoulin USD Ltd.	Class E Notes, 15.62% (CD SOFR + 10.25%, due 11/01/2028) ⁽⁸⁾ ⁽⁹⁾	10/16/2023	2,235,046	2,235,046	2,252,870	3.96%
Standard Chartered 1	Class B Notes, 16.11% (CD SOFR + 10.75%, due 04/19/2033) ⁽⁸⁾ ⁽⁹⁾	4/5/2024	780,000	780,000	780,000	1.37%
Standard Chartered 9	Class A Notes, 10.62% (CD SOFR + 5.25%, due 11/28/2029) ⁽⁸⁾ ⁽⁹⁾	10/1/2023	1,380,000	1,380,000	1,390,692	2.45%
Standard Chartered 9	Class B Notes, 14.97% (CD SOFR + 9.60%, due 11/28/2029) ⁽⁸⁾ ⁽⁹⁾	10/1/2023	870,000	870,000	870,589	1.53%
TRAFIN 2023-1	Notes, 15.37% (CD SOFR + 10.00%, due 06/01/2029) ⁽⁸⁾ ⁽⁹⁾	11/27/2023	1,125,000	1,125,000	1,159,425	2.04%
Total United States				12,007,301	12,364,227	21.74%
Total Regulatory Capital Relief Securities				21,711,880	22,485,859	39.54%

Term Loans ⁽⁵⁾
Manufacturing
United States
Footprint International Holdco Inc	Delayed Draw Term Loan, 15.75% (Prime + 7.25%, due 02/28/2027) ⁽⁸⁾ ⁽⁹⁾	10/1/2023	921,295	932,100	963,491	1.69%
Footprint International Holdco Inc	Delayed Draw Term Loan C, 15.75% (Prime + 7.25%, due 02/18/2028) ⁽⁸⁾ ⁽⁹⁾	10/1/2023	1,012,774	1,013,551	1,040,119	1.83%
Total Manufacturing				1,945,651	2,003,610	3.52%
Finacial Services
United States
Ready Term Holdings, LLC	Delayed Draw Term Loan, 10.78% (3M SOFR + 5.50%, due 04/12/2029) ⁽⁸⁾ ⁽⁹⁾	4/10/2024	1,854,664	1,802,409	1,824,773	3.21%
Total Term Loans				3,748,060	3,828,383	6.73%

Warrants ⁽⁵⁾
Manufacturing
United States
Footprint International Holdco Inc	Warrants (expiration 02/18/2032) ⁽⁸⁾ ⁽¹²⁾	10/1/2023	4,009	3,789	1,323	0.00%
Financial Services
Singapore
FinAccel Pte Ltd	C Note PIK Warrants (expiration 06/30/2030) ⁽⁸⁾ ⁽¹²⁾	10/1/2023	2,391	93,459	110,324	0.19%
FinAccel Pte Ltd	C Note Warrants (expiration 03/12/2029) ⁽⁸⁾ ⁽¹²⁾	10/1/2023	1,874	35,437	48,274	0.08%
FinAccel Pte Ltd	Convertible Note Warrants (expiration 03/11/2025) ⁽⁸⁾ ⁽¹²⁾	10/1/2023	2,124	28,844	-	0.00%
Total Singapore				157,740	158,598	0.27%
Total Warrants				161,529	159,921	0.27%

Total investments at fair value as of September 30, 2024				$54,836,721	$55,301,705	97.21%

Net assets above (below) fair value of investments					1,562,534

Net assets as of September 30, 2024					$56,864,239

(1)	Unless otherwise noted, the Trust is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Trust would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was acquired by the Trust.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Trust’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Country represents the principal country of risk where the investment has exposure.
(5)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of September 30, 2024, the aggregate fair value of these securities is $54.1 million, or 95.1% of the Trust’s net assets.
(6)	Fixed rate investment.
(7)	Investment principal amount is denominated in EUR.
(8)	Classified as Level III investment. See Note 3 "Investments" for further discussion.
(9)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(10)	This investment has an unfunded commitment as of September 30, 2024. See Note 9 "Commitments and Contingencies" for further discussion.
(11)	CLO Equity, CFO Equity and certain other investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.
(12)	This investment is not an income producing security.
(13)	Fair value includes the Trust's interest in fee rebates on CLO subordinated and income notes.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	This investment is an affiliated investment as defined under the 1940 act, which represents investments in which the Trust owns 5% or more of the outstanding voting securities under common ownership or control. See Note 5 "Related Party Transactions" for further discussion.
(16)	As of September 30, 2024, the investment includes interest income capitalized as additional investment principal, often referred to as payment-in-kind (“PIK”) interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(17)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to certain investments. See Note 7 "Revolving Credit Facility" for further discussion.

Reference Key:
CD	Compounded Daily
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
ESTR	Euro Short Term Rate
Prime	Prime Lending Rate
SOFR	Secured Overnight Financing Rate

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

Forward Currency Contracts, at Fair Value(1)

Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value

Unrealized appreciation on forward currency contracts
USD	2,230,845	EUR	2,000,000	Barclays Bank PLC	9/23/2024	10/31/2024	$1,596
USD	449,054	EUR	400,000	Barclays Bank PLC	8/27/2024	10/31/2024	3,205
EUR	2,023,333	USD	2,233,749	Barclays Bank PLC	9/10/2024	10/31/2024	21,508
Total unrealized appreciation on forward currency contracts							$26,309

Unrealized depreciation on forward currency contracts

USD	348,565	EUR	314,286	Barclays Bank PLC	9/12/2024	10/31/2024	$(1,745)
USD	17,098,888	EUR	15,733,420	Barclays Bank PLC	7/30/2024	10/31/2024	(437,971)
USD	44,988	EUR	41,400	Barclays Bank PLC	7/30/2024	10/31/2024	(1,158)
Total unrealized depreciation on forward currency contracts							$(440,874)

(1) See Note 4 "Derivative Contracts" for further discussion relating to forward currency contracts held by the Trust.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

	For the period from
	October 1, 2023	For the period from
	(Commencement of Operations)	October 14, 2023 through
	through October 13, 2023	September 30, 2024
INVESTMENT INCOME
Interest income (1)	$238,821	$7,637,675
Dividend income	-	28,335
Other income	172	23,982
Total Investment Income	238,993	7,689,992

EXPENSES
Professional fees	-	498,398
Incentive Fees	-	368,227
Management Fees	-	290,194
Organizational expenses	-	231,369
Transfer agent fees	-	115,984
Administration fees	-	107,665
Trustees' fees	-	85,200
Interest expense	-	53,260
Excise tax expense	-	46,036
Amortization of offering costs	-	36,172
Amortization of deferred financing costs	-	11,848
Other expenses	10	79,506
Total Expenses	10	1,923,859

Management fee voluntarily waived by the Adviser (Note 5)	-	(290,194)
Incentive fee voluntarily waived by the Adviser (Note 5)	-	(368,227)
Net Expenses	10	1,265,438

NET INVESTMENT INCOME	238,983	6,424,554

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	58	500,428
Forward currency contracts	-	(303,701)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (1)	(131,476)	597,451
Forward currency contracts	-	(414,647)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(131,418)	379,531

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,565	$6,804,085

(1)	Interest income and net unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents include balances attributed to affiliated investments of $113,327 and ($281), respectively. See Note 5 "Related Party Transactions" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

	For the period from
	October 1, 2023	For the period from
	(Commencement of Operations)	October 14, 2023 through
	through October 13, 2023	September 30, 2024
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$238,983	$6,424,554
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	58	500,428
Forward currency contracts	-	(303,701)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(131,476)	597,451
Forward currency contracts	-	(414,647)
Total net increase (decrease) in net assets resulting from operations	107,565	6,804,085

Distributions to shareholders:
Total earnings distributed	-	(4,977,766)
Total distributions to shareholders	-	(4,977,766)

Capital share transactions:
Contributed securities, at fair value	44,490,717	-
Contributed cash	16,042,468	-
Contributed receivables and other assets	922,363	-
Contributed liabilities	(11,287,030)	-
Proceeds from shares sold	-	2,600,000
Reinvestment of distributions pursuant to the Trust's distribution reinvestment plan	-	2,161,837
Total capital share transactions:	50,168,518	4,761,837

Total increase (decrease) in net assets	50,276,083	6,588,156
Net assets at beginning of period	-	50,276,083
Net assets at end of period	$50,276,083	$56,864,239

Capital share activity:
Issuance of shares upon reorganization	5,016,852	-
Shares sold	-	251,208
Shares sold pursuant to the Trust's distribution reinvestment plan	-	210,924
Total increase (decrease) in capital share activity	5,016,852	462,132

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Statements of Cash Flows

(expressed in U.S. dollars)

	For the period from
	October 1, 2023	For the period from
	(Commencement of Operations)	October 14, 2023 through
	through October 13, 2023	September 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$107,565	$6,804,085
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable of securities purchased	(10,967,043)	(30,329,590)
Proceeds from sales of investments and repayments of principal, net of receivable for securities sold (1)	48,677	20,373,547
Payment-in-kind interest	-	(144,059)
Amortization of deferred financing costs	-	11,848
Amortization (accretion) of premiums or discounts on debt securities	-	(8,549)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(58)	(500,428)
Forward currency contracts	-	303,701
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	131,476	(597,451)
Forward currency contracts	-	414,647
Changes in assets and liabilities:
Interest receivable	(113,361)	(364,574)
Dividend receivable	1,711	-
Prepaid expenses	-	(23,465)
Excise tax refund receivable	-	(3,964)
Professional fees payable	-	239,896
Administration fees payable	-	23,928
Other expenses payable	(10)	8,170
Trustees' fees payable	-	85,200
Transfer agent fees payable	-	107,966
Interest expense payable	-	49,860
Net cash provided by (used in) operating activities	(10,791,043)	(3,549,232)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	-	5,000,000
Payment for deferred financing costs	-	(257,209)
Distributions to shareholders	-	(4,457,264)
Proceeds from shares sold	-	2,600,000
Reinvestment of distributions	-	2,161,837
Offering costs paid and deferred	(148)	(418,955)
Cash contributed	16,042,468	-
Net cash provided by (used in) financing activities	16,042,320	4,628,409

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,251,277	1,079,177

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(77)	(304,137)

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, BEGINNING OF PERIOD	-	5,251,200

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF PERIOD	$5,251,200	$6,026,240

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$-	$3,400
Supplemental disclosure of non-cash financing activities:
Contributed securities, at fair value	$44,490,717	$-
Contributed receivables and other assets	$922,363	$-
Contributed liabilities	$(11,287,030)	$-

(1) Proceeds from sales or maturity of investments includes $707,444 of recurring cash flows from CLO equity treated as return of principal.

See accompanying notes to the consolidated financial statements

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

1.	ORGANIZATION

Eagle Point Enhanced Income Trust (the “Trust”) was formed as a Delaware statutory trust on August 7, 2023. The Trust is managed by Eagle Point Enhanced Income Management LLC (the “Adviser”) and is subject to the supervision of the Trust’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940.

On October 1, 2023, the Trust commenced operations and issued 5,016,852 shares of beneficial interest (“Shares”) to Eagle Point Enhanced Income Investor LLC through a reorganization, in exchange for acquired investments and other assets and liabilities from Eagle Point Enhanced Income Investor LLC. Subsequently, on October 13, 2023, the Trust registered as a non-diversified, closed end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to offer its shares on a continuous basis. The Trust intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Trust’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains.

As of September 30, 2024, the Trust had three wholly-owned subsidiaries: Eagle Point Enhanced Income Investor Sub (Cayman) Ltd., a Cayman Islands exempted company, Eagle Point Enhanced Income Investor Sub (US) LLC, a Delaware limited liability company and Eagle Point Enhanced Income Trust Sub II Cayman LLC, a Cayman Islands limited liability company. The subsidiaries have been organized to hold certain of the Trust’s investments for legal, regulatory and tax purposes. As of September 30, 2024, Eagle Point Enhanced Income Investor Sub (Cayman) Ltd., Eagle Point Enhanced Income Investor Sub (US) LLC and Eagle Point Enhanced Income Trust Sub II Cayman LLC represented 54.5%, 3.9% and 0.0% of the Trust’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Trust is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

The Trust accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Trust’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Trust. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical investments that the Trust is able to access as of the reporting date.

●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar investments in active markets, (b) quoted prices for identical or similar investments in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Trust’s investments.

Forward Currency Contracts

The Trust may enter into forward currency contracts to manage the Trust’s exposure to foreign currencies in which some of the Trust’s investments are denominated. A forward currency contract is an agreement between the Trust and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date. Forward currency contracts are recorded at fair value and the change in fair value is reported as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. The Trust records a realized gain or (loss) on the settlement of a forward currency contract with such realized

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

gains or (losses) reported on the Consolidated Statement of Operations. Cash amounts pledged for forward currency contracts are considered restricted.

Investment Income Recognition

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Dividend income from investments in equity securities is recorded on the ex-dividend date. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment generating the PIK interest or in a related investment. To the extent the Trust does not believe it will be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

Collateralized Fund Obligations (“CFO”) equity, Collateralized Loan Obligation (“CLO”) equity and certain other investments recognize investment income on an accrual basis applying an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, any difference between cash distributed and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity position held within the Trust’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity and certain other investment positions at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

Other Income

Other income includes the Trust’s share of income under the terms of fee rebate agreements and commitment fee income relating to securities with a delayed draw or revolving credit feature.

Interest Expense

Interest expense includes the Trust’s amounts due under the credit facility agreement in relation to the outstanding borrowings and unused commitment fees.

For the period from October 1, 2023 (commencement of operations) to September 30, 2024, the Trust incurred $53,260 of interest expense. Interest expense is recorded as an expense on the Consolidated Statement of Operations.

Please refer to Note 7 “Revolving Credit Facility” for further discussion relating to the interest expense due under the Revolving Credit Facility (defined below).

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facility (refer to Note 7 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the Revolving Credit Facility, and are reflected in borrowings under the credit facility on the Consolidated Statement of Asset and Liabilities (if any). Amortization of deferred financing costs is recorded as an expense on the Consolidated Statement of Operations on a straight-line basis, which approximates the effective interest method.

Securities Transactions

The Trust records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

Cash and Cash Equivalents

The Trust has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Trust maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Prepaid Expenses

Prepaid expenses consist primarily of state registration fees. State registration fees are amortized over twelve months from the time of payment.

Restricted Cash

Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Trust considers cash collateral posted with counterparties for foreign currency contracts to be restricted cash. As of September 30, 2024, the Trust held $1,170,000 in restricted cash associated with forward currency contracts entered into by the Trust.

Foreign Currency Transaction

The Trust does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Costs

Offering costs associated with the issuance of the Trust’s shares are capitalized to deferred offering cost on the Consolidate Statement of Assets and Liabilities and amortized to expense over the twelve-month period following such capitalization on a straight-line basis. The Trust began to amortize capitalized offering costs on September 1, 2024, the first month in which it sold shares under its continuous offering.

Organization Expenses

Organizational expenses of the Trust are expensed as incurred.

Federal and Other Taxes

The Trust intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Trust is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Trust has adopted September 30th as its fiscal tax year end. The Trust intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Trust’s tax return filings generally remains open for three years. The Trust has analyzed its tax positions for the year ended September 30, 2024, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Trust’s consolidated financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in

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Notes to Consolidated Financial Statements

September 30, 2024

classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences.

For the year ended September 30, 2024, $82,209 was reclassified between aggregate distributable earnings (losses) and paid-in capital. This amount represents $36,173 of non-deductible offering costs and $46,036 of non-deductible U.S. federal excise taxes incurred in relation to the 2023 excise tax year. This difference has no effect on net assets or net asset value per share.

The estimated components of distributable earnings, on a tax basis, were as follows:

Undistributed ordinary income	$-

Capital loss carryforward	338,711

Net unrealized appreciation	240,852

The Trust has $338,711 of short-term capital losses which can be carried forward for an unlimited period.

The following table summarizes the tax character of distributions to common shareholders for the respective tax years. Tax information for the year ended September 30, 2024 is estimated and is not considered final until the Trust files its tax return.

Tax Year	Ordinary Dividend	Return of Capital
2024	$4,977,765	$0

As of September 30, 2024, the Trust’s tax cost for federal income tax purposes was $55,060,853. Accordingly, accumulated net unrealized appreciation on investments held by the Trust was $240,852, consisting of $2,124,090 gross unrealized appreciation and $1,883,238 gross unrealized depreciation.

The Trust’s subsidiary, Eagle Point Enhanced Income Investor Sub (US) LLC, has elected to be treated as a corporation for U.S. tax purposes and may be subject to federal, state and local tax where it operates or is deemed to operate. The subsidiary has no significant estimated tax liability as of September 30, 2024.

Distributions

The composition of distributions paid to shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to shareholders are recorded as a liability on the ex-dividend date. If a shareholder opts-in to the Trust’s distribution reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Trust as of the payment date pursuant to the DRIP. The Trust’s shareholders who choose not to participate in the DRIP generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Trust, the Trust may make periodic special distributions representing the excess of the Trust’s net taxable income over the Trust’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to shareholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Trust for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Trust.

For the period from October 1, 2023 (commencement of operations) to September 30, 2024, the Trust declared distributions to shareholders of $4,977,765 or $0.97 per share.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Trust’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2024:

	Level I	Level II	Level III	Total
Investments at Fair Value
Asset Backed Securities	$-	$-	$7,206,203	$7,206,203
CFO Debt	-	-	598,012	598,012
CFO Equity	-	-	541,220	541,220
CLO Debt	-	1,193,760	-	1,193,760
CLO Equity	-	-	12,746,804	12,746,804
Common Stock	-	-	117	117
Corporate Bonds	-	-	3,843,332	3,843,332
Limited Partnership Interest	-	-	150,471	150,471
Loan Accumulation Facilities	-	-	1,287,757	1,287,757
Preferred Stock	1,209,271	-	50,595	1,259,866
Regulatory Capital Relief Securities	-	-	22,485,859	22,485,859
Term Loans	-	-	3,828,383	3,828,383
Warrants	-	-	159,921	159,921
Total Investments at Fair Value	$1,209,271	$1,193,760	$52,898,674	$55,301,705

Other Financial Instruments at Fair Value (1)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts	$-	$26,309	$-	$26,309
Unrealized depreciation on forward currency contracts	-	(440,874)	-	(440,874)
Total Other Financial Instruments at Fair Value	$-	$(414,565)	$-	$(414,565)

(1) Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts.  These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of September 30, 2024:

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)(2)
Asset Backed Securities	$7,206,203	Discounted Cash Flow	Discount Rate	12.77%
CFO Debt	598,012	Discounted Cash Flow	Discount Rate	10.70% - 14.04% / 11.75%
CFO Equity	541,220	Discounted Cash Flow	Discount Rate	31.10%
CLO Equity	12,746,804	Discounted Cash Flows	Annual Default Rate (3)	0.00% - 3.95%
			Annual Prepayment Rate (3) (4)	25.00%
			Reinvestment Spread	3.33% - 4.01% / 3.54%
			Reinvestment Price (3)	99.50%
			Recovery Rate	69.01% - 70.00% / 69.67%
			Expected Yield (5)	10.10% - 30.08% / 18.81%
Corporate Bonds	3,843,332	Discounted Cash Flow	Discount Rate	13.00% - 22.69% / 17.05%
Limited Partnership Interest	150,471	Discounted Cash Flow	Discount Rate	12.28%
Preferred Stock	50,595	Discounted Cash Flow	Discount Rate	12.00%
Regulatory Capital Relief Securities	20,259,555	Discounted Cash Flow	Discount Rate	8.07% - 17.21% / 13.35%
Term Loans	3,828,383	Discounted Cash Flow	Discount Rate	9.26% - 11.38% / 10.37%
Warrants	159,921	Black-Scholes Option Pricing Model and Common Stock Equivalent Method (weighted 50.0% each)	Volatility	85.00%
			Time to Liquidity (in years)	0.75 - 1.00
			OPM Multiple	6.75x - 7.75x
			CSE Multiple	5.25x - 6.25x
			Common Stock Value	$25.77
		Black-Scholes Option Pricing Model	Risk-Free Interest Rate	3.68%
			Volatility	70.00%
			Time to Liquidity (in years)	1.75
		FinCAD Convertible Preferred Shares Model	Common Stock Value	$25.77
			Risk-Free Interest Rate	3.89%
			Volatility	70.00%
			Time to Liquidity (in years)	1.25
Total Fair Value of Level III Investments	$49,384,496

(1)	Weighted average calculations are based on the fair value of investments.
(2)	A range is not presented for categories with one investment.
(3)	A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(4)	0% is assumed for defaulted and non-performing assets.
(5)	Represents yield based on fair value and projected future cash flow.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Trust’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 "Summary of Significant Accounting Policies" for further discussion. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Trust’s fair value measurements as of September 30, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Certain of the Trust’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, third-party pricing, recent transactions and data reported by trustees. As a result, investments with a fair value $3,514,178 have been excluded from the preceding table.

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Notes to Consolidated Financial Statements

September 30, 2024

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the period from October 1, 2023 (commencement of operations) to September 30, 2024:

	Asset Backed Securities	CFO Debt	CFO Equity	CLO Equity		Common Stock	Corporate Bonds
Beginning Balance at October 1, 2023	$-	$-	$-	$-		$-	$-

Contribution of investments, at fair value	10,468,401	200,222	153,661	4,847,565		117	2,681,123

Purchases of investments, inclusive of PIK interest	5,459,829	380,204	272,223	9,501,803		-	1,157,949

Proceeds from sales or maturity of investments	(9,202,019)	-	-	(707,444	)(1)	-	-

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	479,992	17,586	115,336	(895,120)		-	4,260

Balance as of September 30, 2024 (2)	$7,206,203	$598,012	$541,220	$12,746,804		$117	$3,843,332
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2024	$263,731	$18,153	$115,336	$(897,522)		$-	$2,429

	Preferred Stock	Limited Partnership Interest	Loan Accumulation Facilities	Regulatory Capital Relief Securities	Term Loans	Warrants	Total
Beginning Balance at October 1, 2023	$-	$-	$-	$-	$-	$-	$-

Contribution of investments, at fair value	50,600	-	-	13,819,618	2,253,699	104,916	34,579,922

Purchases of investments, inclusive of payment-in-kind interest	-	158,685	1,279,750	8,827,729	1,798,414	56,613	28,893,199

Proceeds from sales or maturity of investments	-	-	-	(799,490)	(304,027)	-	(11,012,980)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(5)	(8,214)	8,007	638,002	80,297	(1,608)	438,533

Balance as of September 30, 2024 (2)	$50,595	$150,471	$1,287,757	$22,485,859	$3,828,383	$159,921	$52,898,674

Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2024	$(5)	$(8,214)	$8,007	$773,979	$80,323	$(1,608)	$354,609

(1)	Proceeds from sales or maturity of investments includes $707,444 of recurring cash flows from CLO equity treated as return of principal.
(2)	There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser or an affiliate, the majority of which are not members of the Trust’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the fair valuation of the Trust’s portfolio investments on a monthly basis.

Valuation of Collateralized Loan Obligation Debt

The Trust’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Trust’s investment in CLO debt, such positions are considered Level II investments.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Trust’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Trust’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Trust holds as of the reporting date.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of loan accumulation facilities (“LAFs”) in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which the fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Trust’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Trust’s investment (i.e., the principal amount invested), (B) the Trust’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Trust’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Asset Backed Securities (“ABS”), Regulatory Capital Relief Securities (“RCR”), Collateralized Fund Obligation Debt, CFO Equity and Limited Partnership Interests

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for ABS, RCR, CFO Debt, CFO Equity and Limited Partnership Interests. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment.

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Notes to Consolidated Financial Statements

September 30, 2024

The final valuation recorded is within the high and low band provided by the valuation agent. Given the lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser generally utilizes the mid-point of an indicative broker quotation or independent pricing service quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations or independent pricing service quotation as Level II or Level III depending on whether an active market exists as of the reporting date.

Valuation of Private Investments

The Adviser engages a nationally recognized independent valuation agent to determine the fair value of private investments held by the Trust, which includes term loans, common stock, corporate bonds, preferred stock and warrants. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

Valuation of Exchange-Traded Investments

The Adviser generally values preferred stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Trust. The Trust’s prospectus provides a detailed discussion of the Trust’s risks and considerations. The risks described in the prospectus are not the only risks the Trust faces. Additional risks and uncertainties not currently known to the Trust or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities

Portfolio Debt Securities, CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

Certain debt securities in which the Trust may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments that the Trust expects to acquire, the Trust will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.

High Yield Investment Risk

Certain investments that the Trust acquires are expected to be rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Trust’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments, may magnify the Trust’s risk of loss.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

Certain issuers in which the Trust invests are very highly leveraged and therefore are subject to a high degree of loss since the use of leverage magnifies losses.

Credit Risk

The Trust invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Trust’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Trust’s Net Asset Value (“NAV”) and/or income would be adversely impacted.

Key Personnel Risk

The Adviser manages the Trust’s investments. Consequently, the Trust’s success depends, in large part, upon the services of the Adviser, including Eagle Point Credit Management LLC (which provides the Adviser with investment professionals and other resources under a personnel and resources agreement) and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Trust can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Trust’s investment adviser.

Conflicts of Interest Risk

The Trust’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Risks of Default on Underlying Assets

A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Trust’s collateral in the investment or otherwise impair the creditworthiness of the Trust’s investment. This could have a negative impact on the fair value of the Trust’s investment and reduce the cash flows that the Trust receives from its investment.

Prepayment Risk

Investments held by the Trust may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Trust’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Trust might realize excess cash from prepayments earlier than expected. If the Trust is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Trust’s net income and the fair value of that asset.

Liquidity Risk

Generally, there is no public market for many of the investments the Trust targets. As such, the Trust may not be able to sell such investments quickly, or at all. If the Trust is able to sell such investments, the prices the Trust receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Trust.

Incentive Fee Risk

The Trust’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Trust’s performance.

Fair Valuation of the Trust’s Portfolio Investments

Generally, there is no public market for many of the investments the Trust targets. As a result, the Adviser values

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Notes to Consolidated Financial Statements

September 30, 2024

these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Trust’s investments have a material impact on the Trust’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Trust’s NAV on a given date to understate or overstate, possibly materially, the value that the Trust ultimately realizes on one or more of the Trust’s investments.

Non-Diversification Risk

The Trust is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Trust’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Trust’s ability to raise capital, reduce the availability of suitable investment opportunities for the Trust or adversely and materially affect the value of the Trust’s investments, any of which would negatively affect the Trust’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Synthetic Investments Risk

The Trust may invest in synthetic investments, including RCR and credit risk transfer securities, which are fixed- or floating-rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Trust will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Trust will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Trust will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Trust may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Trust primarily makes investments denominated in U.S. dollars, the Trust may make investments denominated in other currencies. The Trust’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Trust may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Trust had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.

Interest Rate Risk

The price of certain of the Trust’s investments, particularly debt or preferred equity investments with a fixed coupon or dividend rate, may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. If general interest rates rise, there is a risk that the Trust’s floating rate investments (or an issuer’s underlying obligors) will be unable to pay escalating interest amounts, which could result in a default under their loan documents and credit losses to the Trust. Rising interest rates could also cause issuers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. If interest rates fall, the Trust’s floating rate investments would generally be expected to generate a lower rate of income.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

Refinancing Risk

If the Trust incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Trust fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Trust’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Trust’s ability to grow, and holders of the Trust’s shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Trust fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Trust’s net assets, the amount of income available for distributions to the Trust’s shareholders, and the amount of income available for payment of the Trust’s other liabilities.

Derivatives Risk

Derivative instruments in which the Trust may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, OTC trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Trust’s performance, effecting a form of investment leverage on the Trust’s portfolio. In certain types of derivative transactions, the Trust could lose the entire amount of the Trust’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Trust may be exposed to counterparty risk, which could make it difficult for the Trust or the investments in which the Trust holds to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Shareholders who buy shares of the Trust at different times will likely pay different prices.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Trust’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Trust and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Trust, the Trust’s underlying obligors, the sponsors or managers of the issuers in which the Trust invests, or the Trust’s service providers could adversely affect the Trust’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Trust).

Foreign Investing Risk

The Trust may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Trust’s investment strategies and objectives. Investing in foreign entities may expose the Trust to additional risks, including exchange control regulations, political and social instability, expropriation, foreign

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Trust, and the issuers in which the Trust invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Illiquid Shares Risk

The Trust’s shares are not publicly traded and the Trust does not expect a secondary market in the shares to develop in the foreseeable future, if ever. Although the Trust, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Trust has offered to repurchase, in which case not all of an investor’s shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Trust may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Trust on the repurchase request deadline. In connection with any given repurchase offer, the Trust may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, an investor may not be able to sell their shares when and/or in the amount desired.

4.	DERIVATIVE CONTRACTS

The Trust enters into forward currency contracts to manage the Trust’s exposure to the foreign currencies in which some of the Trust’s investments are denominated. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivative Activities

The Trust considers the notional amounts as of September 30, 2024, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the period from October 1, 2023 (commencement of operations) to September 30, 2024:

Primary Underlying Risk	Long Exposure - Notional Amounts	Short Exposure - Notional Amounts
Foreign Exchange Risk
Forward Currency Contracts	$20,172,341	$2,233,749

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of September 30, 2024. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the period from October 1, 2023 (commencement of operations) to September 30, 2024.

Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$26,309	$(440,874)	$(303,701)	$(414,647)

Offsetting of Assets and Liabilities

The Trust is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of September 30, 2024:

	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received)
Type of Contracts	Gross Value of Assets	Gross Value of Liabilities	Pledged	Net Amount
Counterparty 1	$26,309	$(440,874)	$1,170,000	$(414,565)

5.	RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On October 6, 2023, the Trust entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, effective commencing on the date that the Trust’s registration statement was declared effective by the SEC, the Trust became subject to a management fee and an incentive fee for the Adviser’s services.

Management fee

The management fee is calculated monthly and payable quarterly in arrears at an annual rate of 1.50% of the Trust’s “Managed Assets,” provided, that, if the Trust calculates its NAV more frequently than monthly, the management fee shall be calculated on the same frequency as the NAV is calculated. Managed Assets are defined as the Trust’s total assets (including assets attributable to the Trust’s use of leverage) minus the sum of the Trust’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Trust was charged a management fee of $290,194 for the period from October 1, 2023 (commencement of operations) through September 30, 2024, all of which was voluntarily waived by the Adviser and is not subject to recoupment under the ELA (defined below).

Incentive fee

The incentive fee is payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Trust’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Trust has not yet received in cash. PNII does not include any realized or unrealized capital gains or losses.

PNII, expressed as a rate of return on the value of the Trust’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Trust pays the Adviser an incentive fee with respect to the Trust’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Trust’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Trust’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 15% of the amount of the Trust’s PNII, if any, exceeding 2.50% in any calendar quarter. The Trust was charged an incentive fee of $368,227 for the period from October 1, 2023 (commencement of operations) through September 30, 2024, all of which was voluntarily waived by the Adviser and is not subject to recoupment under the ELA (defined below).

Administrator

The Trust entered into an administration agreement (the “Administration Agreement”) with Eagle Point

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

Administration LLC (the “Administrator”), an affiliate of the Adviser, on October 13, 2023. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of the Trust’s required administrative services, which include being responsible for the financial records which the Trust is required to maintain and preparing reports which are disseminated to the Trust’s shareholders. In addition, the Administrator provides the Trust with accounting services, assists the Trust in determining and publishing its NAV, oversees the preparation and filing of the Trust’s tax returns, monitors the Trust’s compliance with tax laws and regulations, and prepares and assists the Trust with any audit of the financial statements by an independent public accounting firm. The Administrator is also responsible for managing the printing and disseminating reports to the Trust’s shareholders and maintaining the Trust’s website, providing support to investor relations, generally overseeing the payment of the Trust’s expenses and the performance of administrative and professional services rendered to the Trust by others, and providing such other administrative services as the Trust may designate from time to time.

The Trust shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are equal to an amount based upon the Trust’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Trust’s allocable portion of the compensation of the Trust’s chief compliance officer, chief financial officer, chief operating officer and the Trust’s allocable portion of the compensation of any related support staff.  The Trust’s allocable portion of such compensation is based on an allocation of the time spent on the Trust relative to other matters. To the extent the Administrator outsources any of its functions, the Trust pays the fees on a direct basis, without profit to the Administrator. For the period from October 1, 2023 (commencement of operations) to September 30, 2024, no such costs have been allocated by the Administrator the Trust. For the period from October 1, 2023 (commencement of operations) to September 30, 2024, certain accounting and other administrative services were delegated by the Administrator to SS&C Technologies and ALPS Fund Services, Inc. (the “Sub Administrator”). The Administration Agreement may be terminated by the Trust without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Trust. The Administration Agreement is approved by the Board on an annual basis.

For the period from October 1, 2023 (commencement of operations) through September 30, 2024, the Trust was charged a total of $107,665 in administration fees consisting of $0 and $107,665, relating to services provided by the Administrator and Sub Administrator, respectively, which are included in the Consolidated Statement of Operations and, of which $23,928 was payable as of September 30, 2024.

The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP.

Expense Limitation and Reimbursement Agreement

The Trust and the Adviser entered into an Expense Limitation and Reimbursement Agreement (the “ELA”) on October 6, 2023. The ELA will permit the Adviser to pay, directly or indirectly, Trust operating expenses or to waive fees due by the Trust to the Adviser or affiliates of the Adviser to the extent that it deems appropriate in effort to limit the expenses borne by the Trust. Expense payments or waivers made by the Adviser will be subject to reimbursement from the Trust for up to three years after such expense payment or waiver was made. Reimbursement must be approved by the Board of the Trust. The Adviser has not provided any support under the ELA for the period from October 1, 2023 (the commencement of operations) through September 30, 2024.

Organizational and Offering Expense Support and Reimbursement Agreement

The Trust and the Adviser entered into an Organizational and Offering Expense Support and Reimbursement Agreement (the “O&O Agreement”) on October 6, 2023. Under the O&O Agreement, the Trust will pay for organizational and offering expenses up to a limit of 1.5% of gross proceeds raised from the offering of the Trust’s shares. The Trust may pay organizational and offering expenses in the form of direct payments to third party

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

vendors. The Trust may also pay organizational and offering expenses to affiliates of the Trust, the Adviser or the Administrator, in the form of reimbursement subject to the organizational and offering expense limit. The Adviser has not provided any support under the O&O Agreement for the period from October 1, 2023 (the commencement of operations) through September 30, 2024.

Inclusive of gross proceeds raised by Eagle Point Enhanced Income Investor LLC of $50,100,000, the Trust has raised cumulative gross proceeds of $52,700,000. The Trust has paid cumulative organizational and offering costs of $686,644 or 1.30% of gross proceeds raised. See Note 2 “Summary of Significant Accounting Policies” for the treatment of organizational and offering costs paid by the Trust.

Affiliated Ownership

As of September 30, 2024, the Adviser and its affiliates held an aggregate of 4.61% of the Trust’s shares. As of September 30, 2024, Selective Insurance Group, Inc., was a record holder of an aggregate of 95.22% of the Trust’s shares.

Dealer Manager

On March 12, 2024, the Trust entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Trust’s shares on a best-efforts basis, subject to various conditions. Shares are offered for sale through the Dealer Manager at NAV plus any applicable sales load. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of receipt of a dealer manager fee.

Shareholders purchasing the Trust’s shares may pay a sales load of up to 6.75% of the investment amount. The 6.75% sales load is comprised of up to 6.0% selling commission and up to 0.75% dealer manager fee. The Dealer Manager may reallow a portion or all of the earned selling commissions and/or the dealer manager fees to participating broker-dealers and/or financial advisors for selling shares to their customers. For the period from March 12, 2024, the date the Trust entered into the Dealer Manager Agreement, to September 30, 2024, the dealer manager has not received any sales load from the offering of the Trust’s shares.

In addition, the Trust may reimburse the Adviser and its affiliates (including the Dealer Manager) for compensation of employees engaged in registering and marketing the Trust’s shares, which includes development of the Trust’s marketing materials and marketing presentations, training and education, and general coordination of the marketing process for the Trust. For the period from March 12, 2024, the date the Trust entered into the Dealer Manager Agreement, to September 30, 2024, the no such reimbursements have been made to the Dealer Manager.

Exemptive Relief

On March 17, 2015, the SEC issued an exemptive order that permits the Trust to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

Affiliated Investments

The Trust has investments that are considered affiliated investments as defined under the 1940 Act, which represents investments in which the Trust and other funds managed by the Adviser or its affiliate own 5% or more of the issuer’s outstanding voting securities. The following investments were considered affiliated investments as of September 30, 2024:

Issuer	Investment Description	Interest Income	Net unrealized appreciation (depreciation) on Investments, foreign currency and cash equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030)	$113,327	$(276)	$1,502,335	$1,502,611	$735,459
Delta Financial Holdings LLC	Preferred Units	-	(5)	50,595	50,600	N/A
Delta Financial Holdings LLC	Common Units	-	-	115	115	N/A
Delta Leasing SPV III, LLC	Common Equity	-	-	2	2	N/A
	Total	$113,327	$(281)	$1,553,047	$1,553,328	$735,459

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

6.	SHAREHOLDERS’ EQUITY

On October 1, 2023, Eagle Point Enhanced Income Investor LLC entered into a reorganization agreement, where Eagle Point Enhanced Income Investor LLC reorganized with and into the Trust, whereby the Trust assumed $50,168,518 in net assets in exchange for 5,016,852 of the Trust’s shares, which were subsequently distributed to members of Eagle Point Enhanced Income Investor LLC based on their membership interest at the time of reorganization.

The Trust’s authorized shares consist of an unlimited number of common shares of beneficial interest. The Trust offers its shares on a continuous basis at the applicable period end NAV per share plus any applicable sales load.

For the period from October 1, 2023 (commencement of operations) to September 30, 2024, the Trust sold 251,208 shares for total net proceeds to the Trust of $2,600,000.

For the period from October 1, 2023 (commencement of operations) to September 30, 2024, the Trust issued 210,924 shares pursuant to the Trust’s distribution reinvestment plan for total net proceeds to the Trust of $2,161,837.

As of September 30, 2024, there were 5,478,983 shares issued and outstanding.

7.	REVOLVING CREDIT FACILITY

The Trust may utilize leverage to the extent permitted by the 1940 Act. The Trust may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by shareholders. The Trust’s leverage strategy may not ultimately be successful.

On August 22, 2024 the Trust entered into a credit agreement with Texas Capital Bank, as lender, that established a revolving credit facility (the “Revolving Credit Facility”). Pursuant to the terms of the Revolving Credit Facility, the Trust can borrow up to an aggregate principal balance of $25.0 million (the “Commitment Amount”). The Revolving Credit Facility is collateralized by certain investments held by the Trust. The Trust has granted a security interest in certain assets to Texas Capital Bank, as lender. Borrowings under the Revolving Credit Facility bear interest at Term SOFR (1% floor) plus a spread. The Trust paid an upfront fee of $125,000 and is required to pay a commitment fee on the unused amount.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of August 24, 2026. The Trust has the option to extend the maturity from time to time in accordance with the Revolving Credit Facility.

For the period from August 22, 2024 (the date the Trust entered into the Revolving Credit Facility) to September 30, 2024, the Trust had an average outstanding borrowing and average interest rate of approximately $4.3 million and 8.13%, respectively. The interest expense for the period from October 1, 2023 (commencement of operations) to September 30, 2024 on the Revolving Credit Facility was $53,260, inclusive of the unused fee, and is recorded on the Consolidated Statement of Operations. As of September 30, 2024, the Trust had an outstanding borrowing amount of $5,000,000.

See Note 8 “Asset Coverage” for further discussion on the Trust’s calculation of asset coverage with respect to the Revolving Credit Facility.

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Trust is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Trust satisfies certain asset coverage requirements.

With respect to senior securities that are equity (e.g., preferred shares), the Trust is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are equity and calculated as the ratio of the Trust’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Trust’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities equity.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Trust is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Trust’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Trust’s outstanding senior securities representing indebtedness.

If the Trust’s asset coverage declines below 300% (or 200%, as applicable), the Trust would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shares and from declaring certain distributions to its shareholders. In addition, the terms of the Revolving Credit Facility require the Trust to cure any breach of the applicable asset coverage if the Trust fails to maintain the applicable asset coverage,

The following table summarizes the Trust’s asset coverage with respect to its Revolving Credit Facility, as of September 30, 2024:

Asset Coverage of Debt Securities

Total assets	$63,171,631
Less liabilities and indebtedness not represented by senior securities	(1,307,391)
Net total assets and liabilities	$61,864,240

Revolving Credit Facility	5,000,000
$5,000,000
Asset coverage of debt securities (1)	1237%

(1) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

9.	COMMITMENTS AND CONTINGENCIES

The Trust is not currently subject to any material legal proceedings. From time to time, the Trust may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Trust’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Trust does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As part of its strategy, the Trust seeks to provide financing through senior secured credit facilities. Such facilities

Eagle Point Enhanced Income Trust & Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2024

may include revolving loan commitments, as well as delayed drawdowns of senior secured term loans. Additionally, the Trust makes commitments to and invests in structured finance securities. As of September 30, 2024, the Trust had total unfunded commitments, which could be extended at the option of the borrower, of $4.0 million arising from certain ABS, partnership interest, term loan and corporate bond investments. The Trust did not record any liabilities for such unfunded commitments as of September 30, 2024.

10.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, during the normal course of business, the Trust enters into contracts containing a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these agreements cannot be known; however, the Trust expects any risk of loss to be remote.

11.	SUBSEQUENT EVENTS

Pursuant to the continuous offering, in the period from October 1, 2024 through November 26, 2024, the Trust issued shares for total net proceeds to the Trust of $0.2 million.

On November 15, 2024, the Trust closed on the sale of 25,000 Series A Term Cumulative Preferred Shares due 2029 for gross proceeds of $25 million.

Management of the Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 26, 2024, the date these consolidated financial statements were available to be issued. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through this date.

Eagle Point Enhanced Income Trust & Subsidiaries

Consolidated Financial Highlights

Per Share Data	For the period from October 1, 2023 (Commencement of Operations) through October 13, 2023(7)	For the period from October 14, 2023 through September 30, 2024
Net asset value at beginning of period	$10.00	$10.02

Net investment income (1)	0.05	1.25

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1)(2)	(0.03)	0.08

Net income (loss) and net increase (decrease) in net assets resulting from operations (1)	0.02	1.33

Distributions to shareholders from net investment income (3)	-	(0.97)

Distributions to shareholders from net realized gains on investments (3)	-	-

Distributions to shareholders from tax return of capital (3)	-	-

Total distributions declared to shareholders(3)	-	(0.97)

Net asset value at end of period	$10.02	$10.38

Total net asset value return (4)	0.21%	13.86%

Shares outstanding at end of period	5,016,852	5,478,983

Ratios and Supplemental Data:

Net asset value at end of period	$50,276,081	$56,864,239
Ratio of expenses, before fee waivers, to average net assets(5)	0.00%	3.71%
Ratio of expenses, after fee waivers, to average net assets(5)	0.00%	2.44%
Ratio of net investment income to average net assets (5)	0.48%	12.40%
Portfolio turnover rate (6)	0.05%	40.82%
Asset coverage of preferred stock	N/A	N/A
Asset coverage of debt securities	N/A	1237.28%

Credit Facility:
Principal amount outstanding at end of period	$-	$5,000,000
Asset coverage per $1,000 at end of period (8)	$-	$12,373

Footnotes to Financial Highlights:

(1)	Per share amounts are based on weighted average of shares outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Trust’s shares in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The Trust’s final taxable income and the actual amount required to be distributed will be finally determined when the Trust files its final tax returns and may vary from these estimates.
(4)	Total return for the period from October 1, 2023 to October 13, 2023 and for the period from October 14, 2023 to September 30, 2024 are not annualized. Total return is calculated based on the change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Trust’s distribution reinvestment plan.
(5)	Ratios for the period from October 1, 2023 to October 13, 2023 are not annualized. Ratios for the period from October 14, 2023 to September 30, 2024 are annualized. Ratio of net investment income and ratio of expenses, after fee waivers, include the impact of fee waivers by the Adviser for the period from October 14, 2023 to September 30, 2024. Please refer to Note 5 "Related Party Transactions" for further discussion relating to the fee waivers by the Adviser.
(6)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.
(7)	The above Financial Highlights for the period from October 1, 2023 (Commencement of Operations) to October 13, 2023 represents the period prior to which the Trust was registered under the 1940 Act.
(8)	The asset coverage per unit figure is the ratio of the Trust's total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Enhanced Income Trust & Subsidiaries

Supplemental Information

Senior Securities Table

Information about the Trust’s senior securities shown in the following table has been derived from the Trust’s consolidated financial statements as of and for the dates noted.

Title of Security	Total Principal Amount Outstanding	Asset Coverage Per Unit (1)
For the period ended September 30, 2024

Revolving Credit Facility (Texas Capital Bank)	$5,000,000	$12,373

(1)	The asset coverage per unit figure is the ratio of the Trust's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated for the Revolving Credit Facility in accordance with Section 18(h) of the 1940 Act. With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

KPMG LLP

345 Park Avenue

New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Eagle Point Enhanced Income Trust:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Enhanced Income Trust & Subsidiaries (the Trust), including the consolidated schedule of investments, as of September 30, 2024, the related consolidated statements of operations, changes in net assets and cash flows for the period from October 1, 2023 (commencement of operations) through October 13, 2023 and the period from October 14, 2023 through September 30, 2024, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the period from October 1, 2023 (commencement of operations) through October 13, 2023 and the period from October 14, 2023 through September 30, 2024. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of September 30, 2024, the results of its operations, changes in its net assets and cash flows, and the consolidated financial highlights for the period from October 1, 2023 (commencement of operations) through October 13, 2023 and the period from October 14, 2023 through September 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, the broker, and other counterparties; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audit provides a reasonable basis for our opinion.

Accompanying Supplemental Information

The senior securities information of the Trust, on page 41 as of September 30, 2024, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audit of the Trust’s respective consolidated financial statements. The Supplemental Information is the responsibility of the Trust’s management. Our audit procedures included determining whether

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

the Supplemental Information reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.

We have served as the auditor of one or more companies advised by an affiliate of Eagle Point Enhanced Income Management LLC since 2014.

New York, New York

November 26, 2024

Distribution Reinvestment Plan

Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at a price equal to 95% of their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by SS&C Technologies, Inc., or the “DRIP Agent.” Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

Shares will be issued pursuant to the DRIP at a price equal to 95% of their net asset value. There is no sales load or other charge for distribution reinvestment. A request must be received by the Fund before the record date to be effective for that income distribution or capital gain distribution.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or additional information about the DRIP should be directed to SS&C Technologies, Inc., (866) 661-6615 or by mail: 80 Lamberton Rd, Windsor, Connecticut 06095.

Additional Information

Management

Our Board of Trustees (the “Board”) is responsible for managing the Fund’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Fund’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Fund. The Fund refers to these trustees as the Fund’s “independent trustees.”

The trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Fund’s officers and trustees also are officers or managers of our Adviser and its affiliates. Each of our trustees also serves as a director of Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust, each of which is a registered investment company for which our Adviser (or an affiliate) serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Trustees[2]
Thomas P. Majewski Age: 50	Trustee, Chief Executive Officer and Principal Executive Officer	Since inception[4]	Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012. Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust
James R. Matthews Age: 57	Trustee	Since inception[4]	Managing Director of Stone Point Capital LLC.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust
Independent Trustees
Scott W. Appleby Age: 60	Trustee	Since inception[4]	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Kevin F. McDonald Age: 58	Trustee	Since inception[4]

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018.

Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust
Paul E. Tramontano Age: 63	Trustee	Since inception[4]	Executive Managing Director at Cresset Asset Management, LLC since April 2023; Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust
Jeffrey L. Weiss Age: 63	Trustee	Since inception[4]	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust

[1]	The business address of each of our trustees is c/o Eagle Point Enhanced Income Trust, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

[2]	Mr. Majewski is an interested trustee due to his position with the Adviser. Mr. Matthews is an interested trustee due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

[3]	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust are each considered to be in the same fund complex as us and, as a result, each trustee serves as a director/trustee of five investment companies in the same complex.

[4]	Each trustee holds an indefinite term until the trustee’s resignation, removal or death.

The Fund’s registration statement and prospectus include additional information about our trustees. A copy of the prospectus is available free of charge at www.EPEnhanced.com or upon request by calling (866) 661-6615.

Officers

Information regarding our officers who are not trustees is as follows:

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 56	Chief Financial Officer, Principal Accounting Officer and Chief Operating Officer	Since inception

Chief Financial Officer and Chief Operating Officer of Eagle Point Credit Company Inc. since July 2014, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Chief Financial Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since August 2014.

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Nauman S. Malik Age: 44	Chief Compliance Officer	Since inception

Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers) since June 2015; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from September 2015 to March 2020.

Courtney B. Fandrick Age: 42	Secretary	Since inception

Secretary of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from December 2014 to March 2020.

[1]	The business address of each of our officers is c/o Eagle Point Enhanced Income Trust, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Portfolio Information

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT will be available without charge, upon request by calling (866) 661-6615, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Voting Policies and Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge: (1) upon request, by calling 833-360-5520; (2) on the SEC’s website (www.sec.gov) and (3) on the Fund’s website at www.EPEnhanced.com. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Enhanced Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Policy

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Enhanced Income Trust and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Enhanced Income Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8500.

We will review this policy from time to time and may update it at our discretion.

*                       *                        *

End of Annual Report. Back Cover Follows.

EAGLE POINT ENHANCED

Eagle Point Enhanced Income Trust

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340-8500

Investment Adviser

Eagle Point Enhanced Income Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent

SS&C Technologies, Inc.

80 Lamberton Rd.
Windsor, CT 06095
(833) 360-5520
www.EPEnhanced.com

© 2024, Eagle Point Enhanced Income Trust. All rights reserved.

50

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Enhanced Income Trust (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of trustees has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended September 30, 2024 was $167,000.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal year ended September 30, 2024 was $26,000. The fees incurred in the 2024 fiscal year were in connection with the registrant’s filing of its registration statements.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal year ended September 30, 2024 was $99,467. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal year ended September 30, 2024 was $0.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal year ended September 30, 2024, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $125,467. For the year ended, September 30, 2024, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, tax planning, and filing of its registration statements during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Credit Management LLC, Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes In and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Enhanced Income Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent trustees, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; (2) on the SEC’s website at http://www.sec.gov; and (3) on the Fund’s website at www.EPEnhanced.com. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Enhanced Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of September 30, 2024.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). Certain of the Adviser’s affiliates provide investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments which conflict with the positions held by other accounts, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and Trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions including that (i) a majority of the registrant’s trustees who have no financial interest in the transaction and a majority of the registrant’s trustees who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”) and oversees all of the firm’s investment offerings. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has over 28 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns, and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company; director, Chairman and Chief Executive Officer of Eagle Point Income Company; trustee, Chairman and Chief Executive Officer of Eagle Point Enhanced Income Trust and trustee, Chairman and Chief Executive Officer of Eagle Point Defensive Income Trust.

Mr. Majewski holds a BS in Accounting from Binghamton University.

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania..

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of September 30, 2024. Among the accounts listed below, four of the “Registered Investment Companies” (with total assets of $1,501), nine of the “Other Pooled Investment Vehicles” (with total assets of $2,941.7) and 32 of the “Other Accounts” (with total assets of $2,397.4) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	4	$1,905	15	$3,675	64	$5,965
Daniel W. Ko	4	$1,905	15	$3,675	64	$5,965
Daniel M. Spinner	4	$1,905	15	$3,675	64	$5,965

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common shares which are owned beneficially by each portfolio manager as of September 30, 2024. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	None
Daniel W. Ko	None
Daniel M. Spinner	None

  (1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended September 30, 2024.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(3)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, filed herewith.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT ENHANCED INCOME TRUST

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	November 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	November 26, 2024

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	November 26, 2024